                                                                   EXHIBIT 10.11

                              Security Agreement
                              ------------------

          THIS SECURITY AGREEMENT (this "Agreement"), dated as of March __, 2001, is made between ARIEL CORPORATION, a Delaware corporation ("Borrower") and MAYAN NETWORKS CORPORATION, a _______ corporation ("Lender").

          Borrower and Lender hereby agree as follows:

          SECTION 1.  Definitions; Interpretation.
                      ---------------------------

             (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

             (b) As used in this Agreement, the following terms shall have the following meanings:

          "Collateral" has the meaning set forth in Section 2.
           ----------

          "Documents" means this Agreement, the Note and all other certificates,
           ---------
documents, agreements and instruments delivered to Lender under or in connection with the Note.

          "Event of Default" has the meaning set forth in Section 6.
           ----------------

          "Lien" means any mortgage, deed of trust, pledge, security interest,
           ----
assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

          "Note" means that certain Promissory Note dated March 28, 2001, made
           ----
by Borrower in favor of Lender, as amended, modified, renewed, extended or replaced from time to time.

          "Obligations" means all indebtedness, liabilities and other
           -----------
obligations of Borrower to Lender, whether under or in connection with this Agreement, the Note and the other Documents or otherwise, including, without limitation, all unpaid principal of the Note, all interest accrued thereon, all fees and all other amounts payable by Borrower to Lender thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

          "Permitted Liens" means:  (i) Liens in favor of the Lender, (ii) the
           ---------------
existing Liens disclosed in writing to the Lender or incurred in connection with the extension, renewal or refinancing of the indebtedness secured by such existing Liens, provided that any extension, renewal or replacement Lien shall
                --------
be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and which are adequately reserved for, provided the same does not
                                                   --------
have priority over any of the Lender's Liens and no notice of tax lien has been filed of record; (iv) Liens of materialmen, mechanics, warehousemen, carriers or employees or other similar Liens provided for by mandatory provisions of law and securing obligations either not delinquent or being contested in good faith by appropriate proceedings and which do not in the aggregate materially impair the use or value of the property or risk the loss or forfeiture thereof; (v) Liens consisting of deposits or pledges to secure the performance of bids, trade contracts, leases, public or statutory obligations, or other obligations of a like nature incurred in the ordinary course of business (other than for indebtedness); (vi) Liens upon or in any property acquired or held by Borrower to secure the purchase price of such property or indebtedness incurred solely for the purpose of financing the acquisition of such property; and (vii) restrictions and other minor encumbrances on real property which do not in the aggregate materially impair the use or value of such property or risk the loss or forfeiture thereof.

          "Person" means an individual, corporation, partnership, joint venture,
           ------
trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

          "UCC" means the Uniform Commercial Code as the same may, from time to
           ---
time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

             (c)  Terms Defined in the UCC. Where applicable and except as
                  ------------------------
otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

             (d) Interpretation. In this Agreement, (i) the meaning of defined
                 --------------
terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2.  Security Interest.
                      -----------------
             (a) As security for the payment and performance of the Obligations, Borrower hereby pledges, assigns, transfers, hypothecates and sets over to Lender, and hereby grants to Lender a security interest in, all of Borrower's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"): all accounts, accounts receivable, contract rights, rights to payment, chattel paper, electronic chattel paper, commercial tort claims, letter of credit rights and proceeds of letters of credit, documents, securities, money and instruments, and investment property, whether held directly or through a securities intermediary, and other obligations of any kind owed to Borrower; all deposit accounts, and all funds and amounts

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therein; all inventory; all equipment; all general intangibles and other personal property of Borrower; and all proceeds, including insurance proceeds, and supporting obligations of any and all of the foregoing.

             (b) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with
Section 16 hereof.

             (c) Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any general intangibles of Borrower (whether owned or held as licensee or lessee, or otherwise), to the extent that
(i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is an account receivable or a proceed of, or otherwise related to the enforcement or collection of, any account receivable, or goods which are the subject of any account receivable, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

             (d) The security interest granted by Borrower to Lender hereby shall be junior and subordinate in all respects to the security interest granted by Borrower to Senior Lender in respect of the Senior Debt for however long such security interest granted by Borrower to Senior Lender in respect of the Senior Debt shall remain in effect. Borrower agrees not to contest the validity, perfection or enforceability of the Senior Debt or Senior Lender's security interest in any of the Collateral.

          SECTION 3. Financing Statements, Etc. Borrower shall execute and
                     -------------------------
deliver to Lender concurrently with the execution of this Agreement, and Borrower hereby authorizes Lender to file (with or without Borrower's signature), at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Lender, and take all other action, as Lender may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Lender in the Collateral and to accomplish the purposes of this Agreement. Borrower will join with Lender in notifying any third party who has possession of any Collateral of Lender's security interest therein and obtaining an acknowledgment from the third party that is holding the Collateral for the benefit of Lender. Borrower will not create any chattel paper without placing a legend on the chattel paper acceptable to Lender indicating that Lender has a security interest in the chattel paper.

          SECTION 4.  Representations and Warranties.  Borrower represents and
                      ------------------------------
warrants to Lender that:

             (a) Borrower is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

             (b) The execution, delivery and performance by Borrower of this Agreement have been duly authorized by all necessary corporate action of Borrower, and this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

             (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Borrower of this Agreement, except for any filings necessary to perfect any Liens on any Collateral.

             (d) Borrower's chief executive office and principal place of business (as of the date of the Agreement) is located at the address set forth in Schedule 1; Borrower's jurisdiction of organization is set forth in Schedule 1; Borrower's exact legal name is as set forth in the first paragraph of this Agreement; all other locations where Borrower conducts business and other Collateral is kept (as of the date of this Agreement) are set forth in Schedule 1; and all trade names and trade styles under which Borrower at any time in the past has conducted or presently conducts its business operations are set forth in Schedule 1.

             (e) Borrower is not and will not become a lessee under any real property lease or other agreement governing the location of Collateral at the premises of another Person pursuant to which the lessor or such other Person may obtain any rights in any of the Collateral, and no such lease or other such agreement now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the premises at which such Collateral is situated, except for the usual and customary restrictions contained in such leases of real property.

          SECTION 5. Covenants. So long as any of the Obligations remain
                     ---------
unsatisfied, Borrower agrees that:

             (a) Borrower shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

             (b) Borrower shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

             (c) Borrower shall give prompt written notice to Lender (and in any event not later than 10 days prior to any change described below in this subsection) of: (i) any change in the location of Borrower's chief executive office or principal place of business; (ii) any change

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in the locations set forth in Schedule 1; (iii) any change in its name; (iv) any changes in, additions to or other modifications of its trade names and trade styles set forth in Schedule 1; (v) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; and (vi) any change in its jurisdiction of organization; provided
                                                                     --------
that Borrower shall not change its jurisdiction of organization to a jurisdiction outside of the United States.

             (d) Borrower shall not surrender or lose possession of (other than to Lender), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except in the ordinary course of business or unless such Collateral is replaced by comparable Collateral of similar value or as otherwise permitted by the Documents.

             (e) Borrower shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

             (f) Borrower shall maintain and preserve its corporate existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral, except in connection with any transactions expressly permitted by the Note or any other Document.

             (g) Borrower shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Borrower operates. Insurance on the Collateral shall name Lender as additional insured and as loss payee. Upon the request of Lender, Borrower shall furnish Lender from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. Borrower shall also furnish to Lender from time to time upon the request of Lender a certificate of Borrower's insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect. All insurance policies required under this subsection (g) shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed without at least 30 days' prior written notice to Borrower and Lender.

             (h) Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Lender, use its best efforts to cause such third party to execute and deliver to Lender, in form and substance satisfactory to Lender, such waivers, subordinations and collateral access agreements, as Lender shall specify, so as to ensure that Lender's rights in the Collateral are, and will continue to be, superior to the rights of any such third party and to ensure that Lender shall have access to the Collateral in connection with the exercise of its remedies hereunder. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

             (i) Borrower shall not create, incur, assume or suffer to exist any Liens upon or with respect to any of the Collateral, except for Permitted Liens.

          SECTION 6. Events of Default. Any of the following events which shall
                     -----------------
occur and be continuing shall constitute an "Event of Default":

             (a) Borrower shall fail to pay when due (i) any amount of principal of the Note, or (ii) any amount of interest on the Note or other amount payable hereunder or under any other Document, or any other Obligations.

             (b) Any representation or warranty by Borrower under or in connection with this Agreement, the Note or any other Document shall prove to have been incorrect in any material respect when made or deemed made.

             (c) Borrower shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement, the Note or any other Document on its part to be performed or observed and any such failure shall remain unremedied for a period of 20 days from the occurrence thereof (unless Lender reasonably determines that such failure is not capable of remedy), or any "Event of Default" as defined in the Note or any other Document shall have occurred and is continuing.

             (d) Borrower shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), except to the extent expressly permitted by the Note, (ii) suspend its operations other than in the ordinary course of business, or (iii) take any corporate action to authorize any of the actions or events set forth above in this subsection (d).

             (e) Any levy upon, seizure or attachment of any of the Collateral which shall not have been rescinded or withdrawn.

             (f) Any loss, theft or substantial damage to, or destruction of, any material portion of the Collateral (unless within 15 days after the occurrence of any such event, Borrower furnishes to Lender evidence satisfactory to Lender that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies naming Lender as an additional named insured or loss payee or such Collateral is otherwise replaced by comparable Collateral of similar value).

          SECTION 7.  Remedies; Power of Attorney.
                      ---------------------------

             (a) Upon the occurrence and continuance of any Event of Default, Lender may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Note or any other Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Borrower agrees that: (i) (subject to the terms of the

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restrictions in the agreements referred to in Section 5(g)) Lender may peaceably and without notice enter any premises of Borrower, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises of Borrower or elsewhere, or, in the case of equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as Lender may determine; (ii) Lender may require Borrower to assemble all or any part of the Collateral and make it available to Lender at any place and time designated by Lender; (iii) Lender may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law); (iv) Lender may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Borrower's assets, without charge or liability to Lender therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Lender deems advisable; provided, however, that Borrower shall be credited with the net proceeds of sale
-----------------
only when such proceeds are finally collected by Lender. Lender shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Borrower hereby releases, to the extent permitted by law. Borrower hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Borrower specified in Section 9, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that Lender may provide
                                                --------
Borrower shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

             (b) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Borrower or otherwise disposed of in accordance with the UCC or other applicable law. Borrower shall remain liable to Lender for any deficiency which exists after any sale or other disposition or collection of Collateral.

             (c) Lender shall have the right to, in the name of Borrower, or in the name of Lender or otherwise, without notice to or assent by Borrower, and Borrower hereby constitutes and appoints Lender (and any of Lender's officers, employees or agents designated by Lender) as Borrower's true and lawful attorney-in-fact, with full power and authority to: (i) sign any of the financing statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Lender's security interest in the Collateral; (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; (iii) file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as Lender may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of Lender with respect to the

Collateral; (iv) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; (v) give notices of control, default or exclusivity (or similar notices) under any account control agreement or similar agreement with respect to exercising control over deposit accounts or securities accounts; and (vi) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Borrower, which Lender may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Lender's security interest therein and to accomplish the purposes of this Agreement. Lender agrees that, except upon the occurrence and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Lender, pursuant to clauses (ii) through (v). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Borrower hereby ratifies, to the extent permitted by law, all that Lender shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this subsection (c).

             (d) Lender has no obligation to clean-up or otherwise prepare the Collateral for sale. Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them and Lender may release, modify or waive any Collateral provided by any other Person to secure any of the Obligations, all without affecting Lender's rights against Borrower. Borrower waives any right it may have to require Lender to pursue any third Person for any of the Obligations. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Lender sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Lender may resell the Collateral and Borrower shall be credited with the proceeds of the sale.

          SECTION 8. Purchase Money Security Interests. To the extent Borrower
                     ---------------------------------
uses the proceeds of any of the Obligations to purchase Collateral, Borrower's repayment of the Obligations shall apply on a "first-in, first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order the Borrower purchased the Collateral.

          SECTION 9. Notices. All notices or other communications hereunder
                     -------
shall be in writing (including by facsimile transmission) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, first class; and (iii) if sent by facsimile transmission, when sent.

          SECTION 10. No Waiver; Cumulative Remedies. No failure on the part of
                      ------------------------------
Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

          SECTION 11. Binding Effect. This Agreement shall be binding upon,
                      --------------
inure to the benefit of and be enforceable by Borrower, Lender and their respective successors and assigns. Borrower may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Lender. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Lender shall be void. Borrower acknowledges and agrees that in connection with an assignment of, or grant of a participation in, the Obligations, Lender may assign, or grant participations in, all or a portion of its rights and obligations hereunder, including the benefit of Section 18. Upon any assignment of Lender's rights hereunder, such assignee shall have, to the extent of such assignment, all rights of Lender hereunder and may in turn assign such rights. Borrower agrees that, upon any such assignment, such assignee may enforce directly, without joinder of Lender, the rights of Lender set forth in this Agreement. Any such assignee shall be entitled to enforce Lender's rights and remedies under this Agreement to the same extent as if it were a "Lender" party hereto.

          SECTION 12. Governing Law. This Agreement shall be governed by, and
                      -------------
construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

          SECTION 13. Entire Agreement; Amendment. This Agreement contains the
                      ---------------------------
entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

          SECTION 14. Severability. Whenever possible, each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

          SECTION 15. Counterparts. This Agreement may be executed in any
                      ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 16. Termination. Upon payment and performance in full of all
                      -----------
Obligations, the security interests created by this Agreement shall terminate and Lender shall promptly execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all such security interests given by Borrower to Lender hereunder.

          SECTION 17. Conflicts. In the event of any conflict or inconsistency
                      ---------
between this Agreement and the Note, the terms of this Agreement shall control.

          SECTION 18. Costs and Expenses
                      ------------------

             (a) Borrower agrees to pay on demand all costs and expenses of Lender, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Documents, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral.

             (b) Any amounts payable to Lender under this Section 18 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Schedule.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                              ARIEL CORPORATION

                              By: ________________________________________
                                  Title:

                              Address:

                              2540 Route 130
                              Cranbury, NJ  08512
                              Attn: Dennis Schneider, President

                              Fax:  (     ) _________________

                              MAYAN NETWORKS CORPORATION


                              By: ________________________________________
                                  Title:

                              Address:

                              2115 O'Nel Drive
                              San Jose, CA  95131
                              Attn.:  John Tingleff, Chief Financial Officer


                              Fax:  (408) ___-____

                                   SCHEDULE 1
                           to the Security Agreement

1. Locations of Chief Executive Office and Other Locations, Including of Collateral

    a.  Chief Executive Office and Principal Place of Business:

    b.  Jurisdiction of organization:

    c.  Other locations where Borrower conducts business or Collateral is kept:

2.  Trade Names and Trade Styles; Other Corporate, Trade or Fictitious Names,
    Etc.


                                      S-1